UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2012

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Milton, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2012, the Organization & Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Exide Technologies (the "Company") approved Amendment No. 1 (the "AIP Amendment") to the Fiscal 2013 Annual Incentive Plan (the "2013 AIP") with respect to awards made to certain employees and the named executive officers other than the chief executive officer. On December 7, 2012, the Board also approved the AIP Amendment with respect to awards to the chief executive officer. The AIP Amendment was approved to exclude the financial impact to the AIP Plan of certain restructuring activities undertaken by the Company, including the recent closure of the Company's GNB India operations and the recently announced idling of lead recycling activities at the Company's Reading, Pennsylvania recycling center.

The AIP Amendment adjusts the performance metrics and awards under the 2013 AIP, including the following: (i) excludes the financial impact from the GNB India closure and Reading, Pennsylvania lead recycling idling, and gains or losses from the sale of certain assets for the purposes of measuring actual performance against the 2013 AIP Plan Operating Income trigger (ii) sets specific Americas Regional Operating Income and Americas Regional Free Cash Flow targets for the period October 1, 2012 through March 31, 2013 ("Americas Targets") providing for payouts to plan participants including applicable named executive officers, (iii) sets specific Corporate Consolidated Operating Income, Corporate Consolidated Free Cash Flow and Corporate Earnings Per Share targets for the period October 1, 2012 through March 31, 2013 ("Corporate Targets") providing for payouts to plan participants including applicable named executive officers, (iv) eliminates the effects of the GNB India closure to Asia-Pacific Regional Operating Income and Asia-Pacific Regional Free Cash Flow targets, (v) narrows the threshold payout for Americas Regional and Corporate participants to 90% of the Corporate and Americas Operating Income targets and 95% of the Corporate and Americas Free Cash Flow targets, (vi) narrows the range between threshold and target performance for the Corporate Earnings Per Share metric, and (vii) reduces threshold payout from fifty percent to twenty-five percent for Americas Regional and Corporate participants for each of the performance metrics and reduces the target payment from one-hundred percent to fifty percent, and eliminates above-target payments for Americas Regional and Corporate participants and the Corporate Target components of the Europe and Asia-Pacific Regions.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 1 to Fiscal 2013 Annual Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

December 7, 2012	By:	Phillip A. Damaska

Name: Phillip A. Damaska
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to Fiscal 2013 AIP Plan